UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) November 25, 2024

Key Tronic Corporation
(Exact name of registrant as specified in its charter)

Washington		0-11559	91-0849125
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4424 North Sullivan Road	Spokane Valley,	Washington	99216
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (509) 928-8000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	KTCC	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On November 25, 2024, the Board of Directors of Key Tronic Corporation (the “Company”) approved amended and restated By-Laws of the Company, effective immediately (as so amended and restated, the “By-Laws”). Among other things, the amendments to the By-Laws:

•update the notice period for shareholders to bring matters before the annual, or any special, meeting of shareholders (the “advance notice provisions”) to be not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting;
•add procedural and informational requirements for a shareholder proposing business or a nominee for election as a director under the advance notice provisions, including to verify, update or supplement required information;
•clarify the Board’s authority to determine whether a shareholder’s proposal brought under the advance notice provisions is proper for action at the annual meeting; and
•incorporate certain ministerial, modernizing, clarifying and conforming changes.

As a result of the amendments summarized above, if a shareholder intends to present a proposal of business or a nominee for election as a director at the Annual Meeting of Shareholders of the Company to be held in 2025 pursuant to the advance notice provisions of the Bylaws, the Company’s Secretary must receive written notice of such proposal or nomination that complies with the advance notice provisions no earlier than July 28, 2025 and no later than August 27, 2025.

The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Annual Meeting of Shareholders of Key Tronic Corporation (the “Company”) was held on November 25, 2024 at which shareholders voted on proposals as follows:

		For	Votes Withheld	Broker Non-Votes
Proposal 1:	Election of Directors
	James R. Bean	5,703,639	499,899	2,173,543
	Cheryl Beranek	5,874,332	329,206	2,173,543
	Craig D. Gates	5,534,088	669,450	2,173,543
	Ronald F. Klawitter	5,545,672	657,866	2,173,543
	Subodh K. Kulkarni	5,787,241	416,297	2,173,543
	Brett R. Larsen	5,870,199	333,339	2,173,543
	Yacov A. Shamash	5,777,539	425,999	2,173,543

		For	Against	Abstain	Broker Non-Votes
Proposal 2:	Advisory vote to approve the compensation of the Company's named executive officers as disclosed in "Executive Compensation" in the Proxy Statement	5,440,765	705,600	57,173	2,173,543

		For	Against	Abstain
Proposal 3:	Ratification of the appointment of Moss Adams LLP as independent registered public accounting firm for fiscal year 2025	7,833,899	388,315	154,867

		For	Against	Abstain
Proposal 4:	Approval and ratification of the Key Tronic Corporation 2024 Incentive Plan	4,932,252	1,220,891	50,395

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)Exhibits

Exhibit Number	Description
3.1	Amended and Restated By-Laws of Key Tronic Corporation, submitted herewith
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TRONIC CORPORATION (Registrant)
Date: December 2, 2024

	By:	/s/ Anthony G. Voorhees
Anthony G. Voorhees, Executive Vice President of Administration, CFO and Treasurer
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